CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending August 26, 2008
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This Certificate relates to the Due Period ending August 26,2008 and the related Distribution Date.

A.   Information Regarding the portfolio
     ------------------------------------

1. Portfolio Yield For Group 1 ............................             9.11%
   Portfolio Yield For Group 2 ............................             8.91%
       Yield Component For Group 1 ........................            15.64%
       Yield Component For Group 2 ........................            15.44%
       Credit Loss Component  .............................             6.53%

2. New Purchase Rate  .....................................            20.04%

3. Total Payment Rate  ....................................            20.06%

4. Principal Payment  Rate  ................................           19.19%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  77,951,321,137

     Average  ............................................  $  77,371,136,079

     Lump Sum Addition/(Removal)  ......................... $               0

     End of Due Period  ..................................  $  77,692,689,859

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  72,344,320,729
         5-34 days delinquent  ...........................  $   2,505,047,780
        35-64 days delinquent  ...........................  $     944,774,781
        65-94 days delinquent  ...........................  $     718,762,593
       95-124 days delinquent  ...........................  $     600,896,772
      125-154 days delinquent  ...........................  $     491,941,438
      155-184 days delinquent  ...........................  $     452,431,010

      Current  ...........................................             92.68%
         5-34 days delinquent  ...........................              3.21%
        35-64 days delinquent  ...........................              1.21%
        65-94 days delinquent  ...........................              0.92%
       95-124 days delinquent  ...........................              0.77%
      125-154 days delinquent  ...........................              0.63%
      155-184 days delinquent  ...........................              0.58%

                                      Page 1
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                      CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending August 26, 2008
==============================================================================

                                                   Current Due           Current Due
                                                   Period on an          Period on a
                                                   Actual Basis (1)      Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                   9.11%              8.89%
  2. Weighted Average Certificate Rate:**              5.44%              5.71%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.32%              0.37%
         Others                                        0.34%              0.37%
  4. Surplus Finance Charge Collections                3.01%              2.44%
  5. Required Surplus Finance Charge Amount            0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount           3.01%              2.44%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $   573,462,413 $   572,941,580
         Principal Collections                         $   538,817,180 $   538,817,180
         Finance Charge Collections                    $    34,645,233 $    34,124,400
  2. Investor Default Amount                           $    14,517,626 $    14,517,626
  3. Investor Monthly Interest                         $    12,785,074 $    13,456,866
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $       737,203 $       865,676
         Others                                        $       797,681 $       875,114
  5. Surplus Finance Charge Collections                $     5,807,649 $     4,409,118
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $     5,807,649 $     4,409,118
     minus Required Surplus Finance Charge Amount


**   On September 12, 2008 Citibank  Credit Card Master Trust I issued Series
     2008-C1, consisting  of  $500,000,000   Floating  Rate  Class  A  Credit
     Card Participation  Certificates  and  $32,000,000  Floating Rate Class B
     Credit Card Participation   Certificates.   By  increasing   the  amount
     of floating rate certificates issued out of the Master Trust, the Weighted Average Certificate Rate for the following Due Period is expected to decrease from the level reported in this Servicer's Report.

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from July 29, 2008 to August 26, 2008, 29 days, or
     August 4 , 2008 to September 1 , 2008, 29 days (standard basis).



                                      Page 2
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending August 26, 2008
==============================================================================

                                                    Current Due        Current Due
                                                    Period on an       Period on a
                                                    Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                   8.91%              8.91%
  2. Weighted Average Interest Rate (2)                3.46%              3.46%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.03%              0.03%
  4. Surplus Finance Charge Collections                5.05%              5.05%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account       4.86%              4.86%
  6. Required Surplus Finance Charge Amount            0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount           5.05%              5.05%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $13,978,281,091 $13,978,281,091
         Principal Collections                         $13,144,816,964 $13,144,816,964
         Finance Charge Collections                    $   833,464,127 $   833,464,127
  2. Investor Default Amount                           $   354,167,502 $   354,167,502
  3. Targeted Deposit to Interest Funding Account (3)  $   199,265,634 $   199,265,634
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $    21,118,752 $    21,118,752
         Others                                        $     1,620,000 $     1,620,000
  5. Surplus Finance Charge Collections                $   257,292,239 $   257,292,239
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   257,292,239 $   257,292,239
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Targeted Deposit to Interest Funding Account and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.
     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from July 29, 2008 to August 26, 2008, 29 days, or
     August 4 , 2008 to September 1 , 2008, 29 days (standard basis).
(2)  Defined in the definition section of the Indenture
(3)  Referenced in sections 501 and 503 of the Indenture

                                      Page 3
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending August 26, 2008
==============================================================================
     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -------------------------------------------------

  1a.  Class A Invested Amount................................       $  750,000,000

  1b.  Class B Invested Amount................................       $   48,000,000

  2a.  Class A Monthly Interest...............................       $    4,254,000

  2b.  Class B Monthly Interest...............................       $      279,356

  3a.  Balance in the Class A Interest Funding Account  ......       $   12,762,000

  3b   Balance in the Class B Interest Funding Account  ......       $      838,068

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount ....................              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending August 26, 2008
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   12,762,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $      838,068

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   12,762,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $      838,068

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending August 26, 2008
==============================================================================
     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on September 10, 2008

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of September 2008


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending August 26, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -------------------------------------------------

  1a.  Class A Invested Amount................................       $  750,000,000

  1b.  Class B Invested Amount................................       $   48,000,000

  2a.  Class A Monthly Interest...............................       $    3,671,875

  2b.  Class B Monthly Interest...............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   22,031,250

  3b   Balance in the Class B Interest Funding Account  ......       $    1,476,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount ....................               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending August 26, 2008
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   22,031,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $    1,476,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   22,031,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $    1,476,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

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                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending August 26, 2008
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on September 10, 2008

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of September 2008


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 9